UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 30, 2004


                         IMEDIA INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

               Delaware           000-50159               84-1424696
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                  Identification No.)



     1721 Twenty First Street, Santa Monica,                90404
              California
     (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code:  (310) 453-4499


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

     On November 30, 2004, the Company issued a press release regarding its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The Company had previously reported, on November 19, 2004, its financial results in its Quarterly Report on Form 10-QSB.

     The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

     (a)  Financial Statements.  None.

     (b)  Pro Forma Financial Information.  None.

          Exhibits.

          99.1 Press Release dated November 30, 2004, published by iMedia International, Inc. (the "Company").


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                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMEDIA INTERNATIONAL, INC.



November 30, 2004               /s/ Frank Unruh
                              Frank Unruh
                              Chief Financial Officer


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                          EXHIBIT INDEX

     Exhibit Number   Description

          99.1        Press Release dated November 30, 2004, published by the
                      Company.


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